    As filed with the Securities and Exchange Commission on December 19, 2001

                                                     Registration No. 333-
================================================================================

                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM S-8

                          REGISTRATION STATEMENT UNDER
                           THE SECURITIES ACT OF 1933


                             STUDENT ADVANTAGE, INC.
             (Exact name of registrant as specified in its charter)

                   DELAWARE                                     04-3263743
(State or other jurisdiction of incorporation or             (I.R.S. Employer
                 organization)                            Identification Number)

        280 SUMMER STREET, BOSTON, MA                             02210
    (Address of Principal Executive Offices)                     (Zip Code)


                            1998 STOCK INCENTIVE PLAN
                            (Full title of the Plan)


                              RAYMOND V. SOZZI, JR.
          CHAIRMAN OF THE BOARD, PRESIDENT AND CHIEF EXECUTIVE OFFICER
                             STUDENT ADVANTAGE, INC.
                                280 SUMMER STREET
                                BOSTON, MA 02210
                     (Name and address of agent for service)

                                 (617) 912-2000
          (Telephone number, including area code, of agent for service)

                                       CALCULATION OF REGISTRATION FEE

======================================================================================================================
                                                           PROPOSED MAXIMUM          PROPOSED             AMOUNT OF
      TITLE OF SECURITIES             AMOUNT TO BE        OFFERING PRICE PER     MAXIMUM AGGREGATE       REGISTRATION
       TO BE REGISTERED              REGISTERED (1)            SHARE             OFFERING PRICE               FEE
----------------------------------------------------------------------------------------------------------------------
Common Stock, $.01 par value
per share                           2,500,000 shares           $1.06(2)              $2,650,000(2)            $634
======================================================================================================================

(1) In accordance with Rule 416 under the Securities Act of 1933, as amended, this registration statement shall be deemed to cover any additional securities that may from time to time be offered or issued to prevent dilution resulting from stock splits, stock dividends or similar transactions.

(2) Estimated solely for the purpose of calculating the registration fee, and based upon the average of the high and low prices of the Registrant's Common Stock as reported by the Nasdaq National Market on December 18, 2001 in accordance with Rules 457(c) and 457(h) of the Securities Act of 1933.

================================================================================

                     STATEMENT OF INCORPORATION BY REFERENCE

         This Registration Statement on Form S-8 incorporates by reference the contents of the Registration Statement on Form S-8, File No. 333-81005, filed by the Registrant on June 18, 1999 relating to the Registrant's 1998 Stock Incentive Plan and 1998 California Stock Incentive Plan.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Act, the registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-8 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Boston, Commonwealth of Massachusetts, on December 19, 2001.

                                        STUDENT ADVANTAGE, INC.

                                        By: /s/ Raymond V. Sozzi, Jr.
                                           -------------------------------------
                                           Raymond V. Sozzi, Jr.
                                           President and Chief Executive Officer


                                POWER OF ATTORNEY

         We, the undersigned officers and directors of Student Advantage, Inc. hereby severally constitute Raymond V. Sozzi, Jr., Kenneth S. Goldman and Mark
G. Borden, and each of them singly, our true and lawful attorneys with full power to them, and each of them singly, to sign for us and in our names in the capacities indicated below, the Registration Statement on Form S-8 filed herewith and any and all subsequent amendments to said Registration Statement, and generally to do all such things in our names and behalf in our capacities as officers and directors to enable Student Advantage, Inc. to comply with all requirements of the Securities and Exchange Commission, hereby ratifying and confirming our signatures as they may be signed by said attorneys, or any of them, to said Registration Statement and any and all amendments thereto.

         Pursuant to the requirements of the Securities Act, this Registration Statement has been signed below by the following persons in the capacities and on the date indicated.


          SIGNATURE                                 TITLE                                 DATE
          ---------                                 -----                                 ----
/s/ Raymond V. Sozzi                  Chairman of the Board, President and Chief    December 19, 2001
-------------------------------       Executive Officer (Principal Executive
Raymond V. Sozzi                      Officer)

/s/ Kenneth S. Goldman                Executive Vice President, Chief Financial     December 19, 2001
-------------------------------       Officer and Treasurer (Principal Financial
Kenneth S. Goldman                    and Accounting Officer)

/s/ John M. Connolly                  Director                                      December 19, 2001
-------------------------------
John M. Connolly

/s/ William S. Kaiser                 Director                                      December 19, 2001
-------------------------------
William S. Kaiser

/s/ John S. Katzman                   Director                                      December 19, 2001
-------------------------------
John S. Katzman

/s/ Marc J. Turtletaub                Director                                      December 19, 2001
-------------------------------
Marc J. Turtletaub

          SIGNATURE                                 TITLE                                 DATE
          ---------                                 -----                                 ----
/s/ Charles E. Young                  Director                                      December 19, 2001
-------------------------------
Charles E. Young

                                  EXHIBIT INDEX


EXHIBIT
NUMBER       DESCRIPTION
-------      -----------
4.1(1)       Amended and Restated Certificate of Incorporation of the Registrant

4.2(2)       Amended and Restated By-Laws of the Registrant

5.1          Opinion of Hale and Dorr LLP

23.1         Consent of PricewaterhouseCoopers LLP

23.2         Consent of PricewaterhouseCoopers LLP

23.3         Consent of Arthur Andersen LLP

23.4         Consent of Hale and Dorr LLP (included in Exhibit 5.1)

24.1 Power of Attorney (included on the signature page of this Registration Statement)

--------------

(1) Incorporated herein by reference to Exhibit 3.1 to the Registrant's Annual Report on Form 10-K for the year ended December 31, 1999 (File No. 000-26173).

(2) Incorporated herein by reference to Exhibit 3.2 to the Registrant's Annual Report on Form 10-K for the year ended December 31, 1999 (File No. 000-26173).